TERMINATION AND SETTLEMENT AGREEMENT
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     THIS  TERMINATION  AND  SETTLEMENT  AGREEMENT  (this  "Agreement") has been
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executed  this 31st day of September, 2001, by and between JEFFREY M. HARVEY, an individual,  residing at 5505 Bryan Street, Dallas, Texas 75206 ("Employee") and
                                                                  --------
E-REX, INC., a Nevada corporation, having its principal place of business at 11645 Biscayne Boulevard, Suite 210, Miami, Florida 33181 ("Company").
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                                R E C I T A L S:
                                - - - - - - - -

     A. Employee and Company executed that certain Employment Agreement (the "Employment Agreement") dated March 1, 2001, whereunder Company agreed to employ Employee as its General Counsel, and Employee accepted such employment, subject and pursuant to the terms, conditions and provisions thereof.

     B. Employee resigned his position as General Counsel by written notice to Company, effective of even date herewith.

     C. Employee and Company now desire to provide for the termination the Employment Agreement and to settle any amounts and other obligations owing under the Employment Agreement.


                                   T E R M S:
                                   - - - - -

     NOW THEREFORE, for and in consideration of the premises contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Employee and Company agree as follows:

     1.     Termination.  The  Employment  Agreement  shall  be,  and hereby is,
            -----------
terminated, effective as of the date hereof. Except as provided herein, from and after the date hereof, neither party shall have any obligation pursuant to the Employment Agreement.

     2.     Issuances  of  Additional  Shares.
            ---------------------------------

            A. Promptly upon the full execution of this Agreement, Company shall issue to Employee 50,000 shares of its common stock to supplement the depreciation in value of the stock compensation previously paid to Employee for expense reimbursement and warrants to purchase a number of shares of its common stock having an aggregate market value based on the bid price at the time of exercise of $25,000.00 to supplement the depreciation in value of the stock compensation previously paid to Employee (as provided by the Employment Agreement) and as additional compensation in order to cover the tax liabilities generated by the payment in stock rather than cash required by Company. The warrants shall have a two year term and be exercisable upon written notice to Company setting forth an exercise effective date, at a price that is 50% of the average closing bid price for the five trading days immediately preceding the exercise effective date (the fifth day in the average calculation being one day prior to the exercise date).


            B. The foregoing shares of stock shall be immediately, or shall have been prior to delivery, registered with the Securities and Exchange Commission on Form S-8 or otherwise, so that such shares shall be immediately free trading and able to be sold on the open market upon receipt.

     3.     Miscellaneous.
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            A. This Agreement  may be executed in one or more counterparts, each of which shall be deemed an original and together shall constitute one and the same instrument.

            B. In the event it becomes necessary for either party to employ the services of an attorney or submit this Agreement to litigation in order to enforce the terms hereof, the prevailing party shall be entitled to reimbursement for all reasonable costs related thereto, including reasonable attorneys' fees and costs.

            C. Neither this Agreement, nor any obligation hereunder, may be assigned, transferred or delegated by either party without the prior written consent of the non-assigning/non-delegating party.

            D. The interpretation and enforcement of this Amendment shall be construed in accordance with, and governed under, Texas law, and any action taken with respect hereto shall be filed in a court of competent jurisdiction in Dallas County, Texas.



                       [SIGNATURES ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                         EMPLOYEE:
                         --------


                         /s/ Jeffrey M. Harvey
                         __________________________________________
                         Jeffrey  M.  Harvey



                         COMPANY:
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                         E-REX,  INC.,
                         a  Nevada  corporation

                                 /s/ Carl E. Dilley
                         By:     ___________________________________
                                 Carl  E.  Dilley,  President